EXHIBIT 10.1

                                QUADRACOMM, INC.

                   2001 STOCK OPTION / PERFORMANCE STOCK PLAN


     1.     PURPOSE.  The  purpose  of  this  Plan  is  to  provide  additional
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incentives  to  Employees and Consultants (as those terms are defined in Section
2) of QUADRACOMM, INC., and any of its Subsidiaries, there-by helping to attract and retain the best available personnel for positions of responsibility with those corporations and otherwise promoting the success of the business activities of such corporations. It is intended that Options issued under this Plan constitute nonqualified stock options, unless otherwise specified.

     2.     DEFINITIONS.  As  used  herein,  the  following  definitions  apply:
            -----------

          (a) "1934 Act" means the Securities Exchange Act of 1934, as amended.

          (b) "Award" means the grant of a Performance Share under the Plan, whether singly or in combination, to a Participant by the Committee pursuant to such terms, conditions, restrictions and limitations, if any, as the Committee may establish by the Award Agreement or otherwise.

          (c) "Award Agreement" means a written agreement with respect to an Award between the Employer and a Participant establishing the terms, conditions, restrictions and limitations applicable to an Award. To the extent an Award Agreement is inconsistent with the terms of the Plan, the Plan shall govern the rights of the Participant thereunder.

          (d)     "Board"  means  the  Board  of  Directors  of  the  Employer.

          (e)     "Code"  means  the  Internal Revenue Code of 1986, as amended.

          (f)     "Common  Stock" or "Shares" means the Employer's common stock.

          (g) "Committee" means the Board or the Committee appointed by the Board in accordance with Section 4(a).

          (h) "Continuous Status" means the absence of any interruption or termination of service as an Employee or Consultant; Continuous Status as an Employee or Consultant will not be considered interrupted in the case of sick leave, military leave, or any other approved leave of absence.

          (i) "Consultant" (which includes "Advisors") means any natural person who provides bona fide services to the Employer that are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Employer's securities.

          (j) "Employee" means any person employed by or serving as an employee, officer or director of the Employer or any Subsidiary of the Employer that is hereafter organized or acquired by the Employer.


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          (k)     "Employer"  means  QUADRACOMM,  INC.,  a Colorado corporation.

          (l) "Nonemployee Director" has the meaning set forth in Rule 16b-3 under the 1934 Act.

          (m) "Participant" means any Employee or Consultant of the Employer or its subsidiaries selected by the Committee to participate in the Performance Stock Plan.

          (n)     "Plan"  means  this  Stock  Option  /  Performance Stock Plan.

          (o) "Performance Goals" or "Targets" means the performance criterion or criteria established by the Committee, pursuant to Section 6.

          (p) "Performance Period" means that period established by the Committee at the time Performance Shares are granted.

          (q) "Performance Share" means any grant pursuant to Section 6 of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares or any combination thereof.

          (r)     "Option"  means  a  stock  option  granted  under  the  Plan.

          (s)     "Optioned  Stock" means the Common Stock subject to an Option.

          (t)     "Optionee"  means  any  person  who  receives  an  Option.

          (u)     "Plan"  means  this  2001  Stock  Option  Plan.

          (v) "Stock Option Agreement" means a written agreement with respect to an Option between the Employer and a Optionee establishing the terms, conditions, restrictions and limitations applicable to an Option. To the extent a Stock Option Agreement is inconsistent with the terms of the Plan, the Plan shall govern the rights of the Optionee thereunder.

          (w) "Subsidiary" means any bank or other corporation of which not less than fifty percent (50%) of the voting shares are held by the Employer or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Employer or a Subsidiary.

     3.   STOCK  SUBJECT  TO  OPTIONS  AND  AWARDS.
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          (a)     Number  of Shares Reserved.  The maximum number of shares that
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     may  be  granted and sold under the Plan is ten million (10,000,000) shares of Common Stock of the Employer, subject to adjustment as provided in Sections 6(h) and 7(j). During the term of this Plan, the Employer will at all times reserve and keep available a sufficient number of shares of its Common Stock to satisfy the requirements of the Plan.


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          (b)     Expired  Options  or  Terminated  or Forfeited Awards.  If any
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     outstanding  Option expires or becomes unexercisable for any reason without having been exercised in full, the shares of Common Stock allocable to the unexercised portion of such Option will again become available for other Option grants. Common Stock related to Awards that are forfeited or otherwise terminated, or are settled in a manner such that all or some of the Shares covered by an Award are not issued to a Participant (other than an exchange for cash or other property of comparable value) shall immediately become available for Awards under this Plan. If an Award is exchanged for cash or other property of comparable value, the Common Stock related to the Award will be deducted from the Shares available for Awards under this Plan.

     4.     ADMINISTRATION  OF  THE  PLAN.
            -----------------------------

          (a)     The  Committee.  The  Plan  is  administered  by  the  Board
                  --------------
     directly, acting as a Committee of the whole, or if the Board elects, by a separate Committee appointed by the Board for that purpose and consisting of at least two Board members, all of whom must be Nonemployee Directors. All references in the Plan to the "Committee" are to such separate Committee, if any is established, or if none is then in existence, then to the Board as a whole. Once appointed, any such Committee must continue to serve until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause), appoint new members in substitution therefor, and fill vacancies (however caused). At all times, the Board has the power to remove all members of the Committee and thereafter to directly administer the Plan as a Committee of the whole.

          (b)     Meetings;  Reports.  The  Committee  shall  select  one of its
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     members  as  chair-man,  and  hold meetings at such times and places as the chairman or a majority of the Committee may determine. All actions of the Committee must be either by (i) a majority vote of the members of the full Committee at a meeting of the Committee, or (ii) by unanimous written consent of all members of the full Committee without a meeting. At least annually, the Committee must present a written report to the Board indicating the persons to whom Options or Awards have been granted since the date of the last such report, and in each case the date or dates of Options or Awards granted, the number of shares optioned or awarded, and the Option or Award price per share.

          (c)     Powers  of  the  Committee.  Subject  to  all  provisions  and
                  --------------------------
     limitations of the Plan, the Committee has the authority and discretion to:

               (1) Determine the persons to whom Options or Awards are to be granted, the times of grant, and the number of shares to be represented by each Option or Award;

               (2)     Determine  the  price  at  which  Shares  are  granted;

               (3) Determine all other terms and conditions of each Option or Award under the Plan, including specifying the terms and conditions upon which Shares become vested;


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               (4)     Modify  or  amend  the  terms  of  any previously granted
          Option  or  Award;

               (5)     Interpret  the  Plan;

               (6) Authorize any person or persons to execute and deliver Option or Award Agreements or to take any other actions deemed by the Committee to be necessary or appropriate to effectuate the grant of Options or Awards by the Committee; and

               (7) Make all other determinations and take all other actions that the Committee deems necessary or appropriate to administer the Plan in accordance with its terms and conditions.

          (d)     Final  Authority;  Limitation  of  Liability.  The Committee's
                  --------------------------------------------
     decisions, determinations and interpretations are final and binding on all persons, including all Optionees and Participants and any other holders or persons interested in any Options or Awards, unless otherwise expressly determined by a vote of the majority of the entire Board. No member of the Committee or of the Board may be held liable for any action or determination made in good faith with respect to the Plan or any Option or Award.

          (e)     Approval  of  Grants  or  Awards  to  Committee  Composed  of
                  -------------------------------------------------------------
     Non-Employee  Directors.  Any  grant  of Options or Awards to a member of a
     -----------------------
     Committee composed of Non-Employee Directors shall be approved of by the full Board of Directors. The full Board of Directors shall then be construed as the Committee for purposes of administering the Plan with respect to such Options or Awards.

     5.     ELIGIBILITY;  LIMITATION  OF  RIGHTS.  Shares may be Awarded only to
            ------------------------------------
Employees whom the Committee, in its discretion, determines to be key Employees. The grant of Options or Awards under the Plan is entirely discretionary with the Committee, and the adoption of the Plan does not confer upon any person any right to receive any Option(s) or Award(s) unless and until granted by the Committee, in its sole discretion. Neither the adoption of the Plan nor the grant of any Options or Awards to any person or Optionee or Participant will confer any right to continued employment, nor shall the same interfere in any way with that person's right or that of the Employer (or any Subsidiary) to terminate the person's employment at any time.

     6.   AWARD  TERMS;  CONDITIONS.
          -------------------------

          (a)     Awards  under  the Plan consist of Performance Shares.  Awards
                  -----------------------------------------------------
of Performance Shares may provide the Participant with dividends or dividend equivalents and voting rights immediately upon grant as the Committee may determine. All Awards under the Plan must be (i) approved in advance by the Committee; and (ii) documented in a written Award Agreement in such form as the Committee approves from time to time. All Award Agreements must comply with, and are subject to the following terms and conditions.

          (b)     Timing  of  Grants; Payment.  The Committee may grant an Award
                  ---------------------------
of  Performance  Shares  to  Employees  and  Consultants  at any time and in any


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amount.  Performance  Goals  may be established by the Committee relating to the specific Award. The Performance Shares are convertible into Common Stock (or cash or a combination of Common Stock and cash, as determined by the Award Agreement) and distributed to Participants. Award payments in respect of Performance Shares made in cash rather than the issuance of Common Stock shall not, by reason of such payments in cash, result in additional Shares being available for reissuance pursuant to Section 3(b) hereof.

          (c)     Adjustments.  The  Committee  shall  be  authorized  to  make
                  -----------
adjustments in the method of calculating attainment of Performance Goals, if any, in recognition of: (i) extraordinary or non-recurring items; (ii) changes in tax laws; (iii) changes in generally accepted accounting principles or changes in accounting policies; (iv) changes related to restructured or discontinued operations; (v) restatement of prior period financial results; and
(vi) any other unusual, non-recurring gain or loss that is separately identified and quantified in the Company's financial statements. Notwithstanding the foregoing, the Committee may, at its sole discretion, reduce the performance results upon which Awards are based under the Plan, to offset any unintended result(s) arising from events not anticipated when the Performance Goals were established, provided, that such adjustment is permitted by Section 162(m) of the Code.

          (d)     Additional Terms And Conditions.  The Committee may, by way of
                  -------------------------------
the Award Agreement or otherwise, determine the manner of payment of Awards of Performance Shares and other terms, conditions or restrictions, if any, on any Award of Performance Shares, provided they are consistent with the Plan or applicable laws.

          (e)     Deferrals  and  Settlements.  The  Committee  may  require  or
                  ---------------------------
permit Participants to elect to defer the issuance of Shares or the settlement of Awards in cash as set out in any Award Agreement or under such administrative policies as it may establish under the Plan. It also may provide that deferred settlements include the payment or crediting of interest on the deferral amounts.

          (f)     Termination  of  Employment or Services.  Upon the termination
                  ---------------------------------------
of employment of or services by a Participant, any deferred or unpaid Awards shall be treated as provided in the specific Award Agreement evidencing the Award, except that the Committee may, in its discretion, eliminate or make less restrictive any restrictions contained in an Award, waive any restriction or other provision of this Plan or an Award or otherwise amend or modify the Award in any manner that is either: (i) not adverse to such Participant; or (ii) consented to by such Participant.

          (g)     Nontransferability  of  Awards.  Awards granted under the Plan
                  ------------------------------
shall not be transferable or assignable other than: (i) by will or the laws of descent and distribution; (ii) by gift or other transfer of an Award to any trust or estate in which the original Award recipient or such recipient's spouse or other immediate relative has a substantial beneficial interest, or to a spouse or other immediate relative, provided that any such transfer is permitted subject to Rule 16b-3 issued pursuant to the Exchange Act as in effect when such transfer occurs and the Board does not rescind this provision prior to such transfer; or (iii) pursuant to a qualified domestic relations order (as defined by the Code). However, any Award so transferred shall continue to be subject to all the terms and conditions contained in the Award Agreement.

          (h)     Adjustments  upon  Changes  in Capitalization.  Subject to any
                  ---------------------------------------------
required action by the shareholders of the Employer, the number of shares of Common Stock covered by each outstanding Award and the number of shares of


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Common  Stock  available for grant of additional Shares, must be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from any stock split or other subdivision or consolidation of shares, the payment of any stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by the Employer; provided, however, that conversion of any convertible securities of the Employer will not be deemed to have been "effected without receipt of consideration."

Any adjustments as a result of a change in the Employer's capitalization will be made by the Committee, whose determination in that respect is final, binding and conclusive. Except as otherwise expressly provided in this Section 6(h), no Participant shall have any rights by reason of any stock split or the payment of any stock dividend or any other increase or decrease in the number of shares of Common Stock. Except as otherwise expressly provided in this Section 6(h), any issue by the Employer of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect the number of shares or price of Common Stock subject to any Award, and no adjustments in Awards shall be made by reason thereof. The grant of Shares under the Plan does not in any way affect the right or power of the Employer to make adjustments, reclassifications, reorganizations or changes of its capital or business structure.

          (i)     Conditions  Upon  Issuance  of Shares.  Shares of Common Stock
                  -------------------------------------
may not be issued with respect to an Award under the Plan unless the issuance and delivery of such shares pursuant thereto complies with all applicable provisions of law, including, applicable federal and state securities laws. As a condition to the Award of Shares, the Employer may require the person receiving Shares to represent and warrant at the time of receipt that the shares of Common Stock are being acquired only for investment and without any present intention to sell or distribute such Common Stock if, in the opinion of counsel for the Employer, such a representation is required by any relevant provisions of law.

          (j)     Merger,  Sale  of  Assets, Etc.  In the event of the merger or
                  ------------------------------
reorganization of the Employer with or into any other corporation, or in the event of a proposed sale of substantially all of the assets of the Employer, or in the event of a proposed dissolution or liquidation of the Employer
(collectively, "sale transaction") all outstanding Awards shall be deemed earned. The Committee may, in its discretion, provide that only a portion of an Award will vest and the Participant will have the right to receive that portion of the common stock prior to the consummation of the liquidation or dissolution. All amounts deferred pursuant to Section 6(e) and any accrued interest thereon shall be paid in cash within 10 days of the sale transaction before the date of closing of any sale transaction or such earlier date as the Committee may fix.

          (k)     Tax  Compliance.  The  Employer,  in  its sole discretion, may
                  ---------------
take any actions that it reasonably believes to be required in order to comply with any local, state, or federal tax laws relating to the reporting or withholding of taxes attributable to the issuance of Shares, including, but not limited to: (i) withholding from any Participant a number of shares of Common Stock having a fair market value equal to the amount required to be withheld by Employer under applicable tax laws, and (ii) withholding from any form of compensation or other amount due a Participant any amount required to be withheld by Employer under applicable tax laws. Withholding or reporting is considered required for purposes of this Section 6(k) if any tax deduction or other favorable tax treatment available to Employer is conditioned upon such reporting or withholding.


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          (l)     Dividends.  Upon  issuance  of Performance Shares earned under
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the  Plan, the Employer also shall pay to the Participant an amount equal to the aggregate amount of dividends that the Participant would have received had the Participant been the owner of record of such earned Performance Shares during any Performance Period.

     7.     OPTION  TERMS; CONDITIONS.  All Option grants under the Plan must be
            -------------------------
(i) approved in advance by the Committee; and (ii) documented in written Option agreements in such form as the Committee approves from time to time. All Option agreements must comply with, and are subject to the following terms and conditions:

          (a)     Number  of  Shares.  Each  Option  agreement  must  state  the
                  ------------------
     number of shares subject to Option. Any number of Options may be granted to a single eligible person at any time and from time to time.

          (b)     Option Price.  The Option price for the shares of Common Stock
                  ------------
     to be issued under the Option will be determined by the Committee at the time of grant.

          (c)     Consideration;  Manner  of  Exercise.  The  Option  price  is
                  ------------------------------------
     payable either (i) in U.S. dollars upon exercise of the Option, or (ii) if approved by the Board, in other consideration including, without limitation, Common Stock of the Employer, Group, or other property. An Option is deemed to be exercised when written notice of exercise has been given to the Employer in accordance with the terms of the Option by the person entitled to exercise the Option, together with full payment for the shares of Common Stock subject to said notice.

          (d)     Term  of Option.  Under no circumstances may an Option granted
                  ---------------
     under the Plan be exercisable after the expiration of ten (10) years from the date such Option is granted. The term of each Option must be determined by the Committee in its discretion.

          (e)     Date  of Grant; Holdings Period.  The grant date of an Option,
                  -------------------------------
     for all purposes, is the date the Committee makes the determination granting the Option, as set forth in the Option agreement. Shares of Common Stock obtained upon the exercise of any Option may not be sold by any Optionee that is subject to Section 16 of the 1934 Act until six (6) months have elapsed since the date of the Option grant.

          (f)     Death  of  Optionee.  In the event of the death of an Optionee
                  -------------------
     who at the time of his or her death was an Employee or Consultant and who had been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option terminates on the earlier of (i) six (6) months after the date of death of the Optionee, or (ii) the expiration date otherwise provided in the Option agreement. Under these circumstances, the Option will be exercisable at any time prior to such termination by the Optionee's estate, or by such person or persons who have acquired the right to exercise the Option by bequest or by in-heritance or by reason of the death of the Optionee.

          (g)     Disability  of  Optionee.  If  an  Optionee's  status  as  an
                  ------------------------
     Employee or Consultant is terminated at any time during the Option period by reason of a disability (within the meaning of Section 22(e)(3) of the Code) and if the Optionee had been in Continuous Status as an Employee or Consultant at all times between the date of grant of the Option and the


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     termination  of  his or her status as an Employee or Consultant, the Option terminates on the earlier of (i) one (1) year after the date of termination of his or her status as an Employee or Consultant, or (ii) the expiration date otherwise pro-vided in the Option agreement.

          (h)     Termination  of  Status  as  an  Employee.  Unless  otherwise
                  -----------------------------------------
     determined by the Committee or otherwise stated in an instrument evidencing an Option, if an Optionee's status as an Employee or Consultant is terminated at any time after the grant of an Option for any reason other than death or disability, as provided in Sections 6(f) and 6(g), then the Option terminates on the date of termination of status as an Employee or Consultant.

          (i)     Nontransferability  of  Options.  Except  as  permitted by the
                  -------------------------------
     Committee, no Option granted under the Plan may be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

          (j)     Adjustments  Upon  Changes  in Capitalization.  Subject to any
                  ---------------------------------------------
     required action by the shareholders of the Employer, the number of shares of Common Stock covered by each outstanding Option, the number of shares of Common Stock available for grant of additional Options, and the price per share of Common Stock specified in each outstanding Option, must be proportionately adjusted for any increase or decrease in the number of is-sued shares of Common Stock resulting from any stock split or other subdivision or consolidation of shares, the payment of any stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by the Employer; provided, however, that conversion of any
                                       --------  -------
    convertible securities of the Employer will not be deemed to have been "effected with-out receipt of consideration."

          Any adjustments as a result of a change in the Employer's capitalization will be made by the Committee, whose determination in that respect is final, binding and conclusive. Except as otherwise expressly provided in this Section 6(j), no Optionee shall have any rights by reason of any stock split or the payment of any stock dividend or any other increase or decrease in the number of shares of Common Stock. Except as otherwise expressly provided in this Section 6(j), any issue by the Employer of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect the number of shares or price of Common Stock subject to any Options, and no adjustments in Options shall be made by reason thereof. The grant of an Option under the Plan does not in any way affect the right or power of the Employer to make adjustments, reclassifications, reorganizations or changes of its capital or business structure.

          (k)     Conditions  Upon  Issuance  of Shares.  Shares of Common Stock
                  -------------------------------------
     may not be issued with respect to an Option granted under the Plan unless the exercise of the Option and the issuance and delivery of such shares pursuant thereto complies with all applicable provisions of law, including, applicable federal and state securities laws.

          As a condition to the exercise of an Option, the Employer may require the person exercising such Option to represent and warrant at the time of exercise that the shares of Common Stock are being purchased only for investment and without any present intention to sell or distribute such


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     Common  Stock  if,  in  the  opinion  of  counsel  for the Employer, such a representation  is  required  by  any  relevant  provisions  of  law.

          (l)     Change  of Control, Merger, Sale of Assets, Etc.  In the event
                  -----------------------------------------------
     of the sale or other transfer of the outstanding shares of stock of the Employer in one transaction or a series of related transactions or a merger or reorganization of the Employer with or into any other corporation, where immediately following the transaction, those persons who were shareholders of the Employer immediately before the transaction control less than 50% of the voting power of the surviving organization (a "change of control event") or in the event of a proposed sale of substantially all of the assets of the Employer, or in the event of a proposed dissolution or liquidation of the Employer (collectively, "sale transaction"), unless otherwise determined by the Committee or otherwise stated in an instrument evidencing an Option, all outstanding Options that have not been exercised shall be extinguished and revert to the Plan immediately before the date of closing of any change of control event or sale transaction or such earlier date as the Committee may fix. The Employer shall notify each holder of outstanding Options at least five (5) business days prior to the closing date of a change of control event or sale transaction in writing delivered to the holder's last known address.

          (m)     Substitute  Stock Options.  In connection with the acquisition
                  -------------------------
     or proposed acquisition by the Employer or any Subsidiary, whether by merger, acquisition of stock or assets, or other reorganization transaction, of a business any employees of which have been granted options, the Committee is authorized to issue, in substitution of any such unexercised stock options, a new Option under this Plan or any successor plan (whether created by the Company or its acquirer) which confers upon the Optionee substantially the same benefits as the old option.

          (n)     Tax  Compliance.  The  Employer,  in  its sole discretion, may
                  ---------------
     take any actions that it reasonably believes to be required in order to comply with any local, state, or federal tax laws relating to the reporting or withholdings of taxes attributable to the grant or exercise of any Option or the disposition of any shares of Common Stock issued upon exercise of an Option, including, but not limited to: (i) withholdings from any Optionee exercising an Option a number of shares of Common Stock having a fair market value equal to the amount required to be withheld by Employer under applicable tax laws, and (ii) withholdings from any form of compensation or other amount due an Optionee or holder of shares of Common Stock issued upon exercise of an Option any amount required to be withheld by Employer under applicable tax laws. Withholdings or reporting is considered required for purposes of this Section 6(n) if any tax deduction or other favorable tax treatment available to Employer is conditioned upon such reporting or withholdings.

          (o)     Other  Provisions.  Option  agreements executed under the Plan
                  -----------------
     may contain such other provisions as the Committee deems advisable, provided that they are not in-consistent with any of the other terms and conditions of the Plan or applicable laws.

     8.     TERM  OF THE PLAN.  The Plan is effective on the date of adoption of
            -----------------
the Plan by the Board. Unless sooner terminated as provided in Section 9, the Plan will terminate on the tenth (10th) anniversary of its effective date. Options or Awards may be granted at any time after the effective date and prior to the date of termination of the Plan.


            2001 Stock Option / Performance Stock Plan - Page 9 of 10

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     9.     AMENDMENT;  EARLY TERMINATION.  The Board may terminate or amend the
            -----------------------------
Plan at any time and in such respects as it deems advisable, although no amendment or termination would affect any previously-granted Options or Awards, which would remain in full force and effect notwithstanding any amendment or termination of the Plan. Shareholder approval of any amendments to the Plan must be obtained whenever required by applicable law(s) or stock market regulations.

     10.     INABILITY  TO  OBTAIN  AUTHORITY.  The inability of the Employer to
             --------------------------------
obtain authority to issue and sell Shares under the Plan from any regulatory body having jurisdiction, which authority is considered by the Employer's counsel to be necessary to the lawful issuance and sale of the Shares under the Plan, will relieve the Employer of any liability in respect of the failure to issue or sell those Shares.

     11.     SHAREHOLDER  APPROVAL.  Approval of the Plan by the shareholders of
             ---------------------
the Employer will be sought only if and when required by applicable law or stock market regulations.

                                  *   *   *   *

                             CERTIFICATE OF ADOPTION

     I certify that the foregoing Plan was adopted by the Board on 7/9/2001.

                                                  /s/ Ronald T. Lambrecht
                                                  ---------------------------
                                                  Ronald T. Lambrecht
                                                  Secretary
                                                  QuadraComm,  Inc.



            2001 Stock Option / Performance Stock Plan - Page 10 of 10

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